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 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 27, 2003

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices)

 Registrant's telephone number, including area code: (701) 837-4738

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Item 7(c).  Exhibits

     99

     Press Release dated June 27, 2003, announcing the results of operations and financial condition of Investors Real Estate Trust for the three and twelve months ended April 30, 2003.

 Item 9.  Regulation of FD Disclosure

     On June 27, 2003, Investors Real Estate Trust issued a press release announcing its results of operations and financial condition for the three and twelve months ended April 30, 2003.  This press release is attached hereto as Exhibit 99.  The information contained in this Current Report is being furnished under Item 9 of Form 8-K.

Item 12.   Results of Operations and Financial Condition

            See Item 9.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
By: /S/ Timothy P. Mihalick Timothy P. Mihalick Senior Vice President & COO

June 27, 2003

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